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                                                                    EXHIBIT 99.2

                                   DETACH HERE

                                      PROXY

                         THE SANTA CRUZ OPERATION, INC.

                         SPECIAL MEETING OF SHAREHOLDERS

                             ___________ ____, 2000

The undersigned shareholder of THE SANTA CRUZ OPERATION, INC., a California corporation, hereby acknowledges receipt of the Notice of Special Meeting of Shareholders and Proxy Statement, each dated _________ ___, 2000, and hereby appoints Douglas L. Michels and Steven M. Sabbath, and each of them, proxies and attorneys-in-fact, with full power to each of substitution, on behalf and in the name of the undersigned, to represent the undersigned at the Special Meeting of Shareholders of THE SANTA CRUZ OPERATION, INC. to be held on _________ ___, 2000 at ____, local time, at _____________, __________________________ and at any
adjournment or adjournments thereof, and to vote all shares of Common Stock which the undersigned would be entitled to vote if then and there personally present, on the matters set forth on the reverse side.

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 SEE REVERSE     CONTINUED AND TO BE SIGNED ON REVERSE SIDE        SEE REVERSE
    SIDE                                                               SIDE
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VOTE BY TELEPHONE                                              VOTE BY INTERNET
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It's fast, convenient, and immediate!                          It's fast, convenient, and your vote is immediately
Call Toll-Free on a Touch-Tone Phone                           confirmed and posted.
1-877-PRX-VOTE (1-877-779-8683)
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FOLLOW THESE FOUR EASY STEPS:                                  FOLLOW THESE FOUR EASY STEPS:

1.   READ THE ACCOMPANYING PROXY STATEMENT/ANNUAL REPORT       1.   READ THE ACCOMPANYING PROXY STATEMENT/ANNUAL REPORT
     AND PROXY CARD.                                                AND PROXY CARD.

2.   CALL THE TOLL-FREE NUMBER                                 2.   GO TO THE WEBSITE
     1-877-PRX-VOTE (1-877-779-8683).  FOR SHAREHOLDERS             http://www.eproxyvote.com/scoc
     RESIDING OUTSIDE THE UNITED STATES CALL COLLECT ON A
     TOUCH-TONE PHONE 1-201-536-8073.                          3.   ENTER YOUR 14-DIGIT VOTER CONTROL NUMBER LOCATED
                                                                    ON YOUR PROXY CARD ABOVE YOUR NAME.

3.   ENTER YOUR 14-DIGIT VOTER CONTROL NUMBER LOCATED ON
     YOUR PROXY CARD ABOVE YOUR NAME.                          4.   FOLLOW THE INSTRUCTIONS PROVIDED.

4.   FOLLOW THE RECORDED INSTRUCTIONS.

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YOUR VOTE IS IMPORTANT!                                        YOUR VOTE IS IMPORTANT!
Call 1-877-PRX-VOTE anytime!                                   Go to HTTP//WWW.EXPOXY.COM/SCOC anytime.
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    DO NOT RETURN YOUR PROXY CARD IF YOU ARE VOTING BY TELEPHONE OR INTERNET

                                   DETACH HERE

-------
   X      Please mark votes
-------   as in this example.


         THIS PROXY WILL BE VOTED AS DIRECTED OR, IF NO CONTRARY DIRECTION IS INDICATED, WILL BE VOTED FOR THE APPROVAL AND ADOPTION OF THE AGREEMENT AND PLAN OF REORGANIZATION DATED AUGUST 1, 2000 AND AMENDED SEPTEMBER 13, 2000 AND FOR THE APPROVAL OF THE AMENDMENT TO THE ARTICLES OF INCORPORATION TO CHANGE THE CORPORATE NAME TO "TARANTELLA, INC." AND AS SAID PROXIES DEEM ADVISABLE ON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE FOLLOWING:

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
                                               1. To approve and adopt the         FOR     AGAINST      ABSTAIN
                                                  agreement and plan of
                                                  reorganization dated August 1,   [ ]       [ ]          [ ]
                                                  2000 and amended September 13,
                                                  2000, by and among The Santa
                                                  Cruz Operation, Inc., Caldera
                                                  Systems, Inc., and Caldera, Inc.

                                               2. To approve an amendment to our   FOR     AGAINST      ABSTAIN
                                                  articles of incorporation to
                                                  change our corporate name to     [ ]       [ ]          [ ]
                                                  "Tarantella, Inc."

                                               3. With discretionary authority,
                                                  upon such other matters as may
                                                  properly come before the meeting.
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                                             MARK HERE       MARK HERE IF
                                            FOR ADDRESS      YOU PLAN TO
                                             CHANGE AND      ATTEND THE
                                            NOTE AT LEFT       MEETING
                                                 [ ]             [ ]


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Signature:__________________________________ Date:_____   Signature:__________________________  Date:_____
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